SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 1998.

                     HARBOR TOWN HOLDING GROUP I, INC.
          (Exact name of registrant as specified in its charter)


           Florida              0-23439                65-0755340
(State or other jurisdiction   (Commission           (IRS Employer
 of incorporation)             File Number)          Identification No.)


120 S. Olive Avenue, #705, West Palm Beach, Florida              33401
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (561) 659-1196

         324 Datura Street, Suite 200, West Palm Beach, Florida 33401 (Former name or former address, if changed since last report.)

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Item  1.      Change in Control of the Registrant

     On October 8, 1998, Chameleon Holdings, Inc., a Florida corporation ("Chameleon") entered into an agreement of merger with Wheeler Group II, Inc., a Florida corporation ("Wheeler"), which held 17,631,250 shares of common stock, no par value ("Common Stock") of Harbor Town Holding Group I, Inc. (the "Registrant"). The effective date of the merger was October 12, 1998. Upon consummation of the merger, Wheeler disappeared and Chameleon was the surviving corporation. Pursuant to the merger, Chameleon obtained 17,631,250 shares of the Registrant's Common Stock, which constitutes 87.3% of the Registrant's outstanding shares of Common Stock. The purpose of the merger transaction was to grant control of the Registrant to Chameleon.

     On December 7, 1998, Frankie S. Winsett, President of Chameleon, was appointed Chief Executive Officer of the Registrant. Two of the Registrant's three previous directors remained directors of the Registrant.

     The merger consideration paid by Chameleon consisted of (i) $25,000 cash; and (ii) an $85,000 secured promissory note made to Wheeler's shareholder's Escrow Agent due on April 1, 1999. The collateral securing the promissory note was pledged by James Kotsaftis, a third party individual. No shares of Chameleons' Common Stock were pledged as collateral. The source of the cash was from Chameleon's working capital.

Security Ownership of Certain Beneficial Owners and Management.

     The following table sets forth, as of October 12, 1998, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person known to the Company to be the beneficial owner of more than five percent (5%) of Company's Common Stock:

Name and Address         Amount and Nature               Percent of Class(1)
of Beneficial Owner      of Beneficial Owner(1)

Chameleon Holdings, Inc.        17,631,250                     87.3%
2608 Oakwood Dr.,
Largo, Florida 33771

     The following table sets forth, as of October 12, 1998, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of the Company's Common Stock of each of the officers and directors of the Company, and the officers and directors of the Company as a group:

Name and Address        Amount and Nature               Percent of Class
of Beneficial Owner     of Beneficial Ownership

Frankie S. Winsett(1)          17,631,250                     87.3%
2608 Oakwood Dr.
Largo, Florida 33771

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Ronald W. Hayes, Jr.             318,669                     1.57%
324 Datura Street, Suite 200
West Palm Beach, FL 33401

William R. Colucci               210,541                     1.0%
324 Datura Street, Suite 200
West Palm Beach, FL 33401

All Officers and Directors
as a Group (3 persons)(1).     18,160,460                    89.9%
_______________________________
(1) The 17,631,250 shares attributable to Mr. Winsett are held indirectly by Mr. Winsett through Chameleon Holdings, Inc. Mr. Winsett is the president and controlling shareholder of Chameleon Holdings, Inc.

Item 7.     Financial Statements and Exhibits

     1.     Agreement of Merger between the Chameleon and Wheeler.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        HARBOR TOWN HOLDING
                                        GROUP I, INC.



                                        /s/Ronald W. Hayes, Jr.
Date:     August 20, 1999               Ronald W. Hayes, Jr.,
                                        President


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